SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - October 26, 1998

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

             Connecticut              001-13135             06-1475343
           (State or other           (Commission           (IRS Employer
    jurisdiction of incorporation)   File Number)         Identification
                                                               No.)

       One State Street, Hartford, Connecticut           06102-5024
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)

Item 5.  Other Events

On October 26, 1998, HSB Group, Inc. (the "Company") issued a press release reporting its third quarter earnings. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.


Item 7.  Exhibits.

99. Press release dated October 26, 1998 announcing third quarter results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     HSB Group, Inc.


Dated:  October 26, 1998                         /s/ R. Kevin Price
                                                     R. Kevin Price
                                                     Senior Vice President
                                                     and Corporate Secretary